UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Trinseo S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY JUNE 9, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Trinseo S.A. (the “Company”), dated April 27, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 9, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders and others on or about May 7, 2020.

This Notice Should Be Read in Conjunction with the Proxy Statement.

____________________________________________________________________________________

NOTICE OF CHANGE OF TIME & LOCATION

ANNUAL MEETING OF SHAREHOLDERS OF TRINSEO S.A.

TO BE HELD ON JUNE 9, 2020

Due to the public health impact of the COVID-19 coronavirus pandemic and to protect the health and safety our shareholders, employees and other stakeholders, the board of directors of Trinseo (the “Board”) has decided, in accordance with the Grand Ducal Regulation of Luxembourg dated March 20, 2020, to hold its Annual Meeting via teleconference, without a physical meeting. Shareholders will not be able to attend the Annual Meeting in person.

As previously announced, the Annual Meeting will be held on Tuesday, June 9, 2020. The Annual Meeting will now be hosted at via teleconference starting at 9:00 a.m., Central European Summer Time. Only shareholders of record at the close of business on April 20, 2020 (the record date for the Annual Meeting) may attend the Annual Meeting. All shareholders must register to attend the Annual Meeting teleconference. Shareholders may register by going to the Company’s voting website, www.proxyvote.com, entering their 16-digit control number found on their proxy card or in their Annual Meeting materials, and click on the box labeled “Attend the Annual Meeting.” Shareholders who register to attend the Annual Meeting will be given dial-in information for the Annual Meeting, and when dialing into the Annual Meeting will be asked to confirm their name and control number prior to admission into the teleconference.

If you are a shareholder of record, you may vote your shares during the Annual Meeting. Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date for the Annual Meeting, who wish to vote their shares by proxy during the Annual Meeting must register in advance. To register, beneficial holders must first obtain a legal proxy, executed in their favor, from their broker, bank or other nominee. Proof of such legal proxy (e.g., a forwarded email from the beneficial holder’s broker, bank or other nominee with the legal proxy attached, or an image of the legal proxy attached to the email) must be sent via email to F20AGM@trinseo.com and labeled “Legal Proxy” in the subject line. Requests to vote at the Annual Meeting must be received no later than 6:00p.m. CEST, on Monday, June 1, 2020. Beneficial holders will receive a confirmation of registration by email and may vote at the Annual Meeting.

We strongly encourage shareholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the Annual Meeting Materials. Shareholders who have already submitted proxies or voting instructions do not need to take any action unless such shareholder wishes to change or revoke their vote.

Shareholders will be provided the opportunity during the Annual Meeting to ask questions pertaining to the Annual Meeting agenda items, as set forth in the Company’s Proxy Statement and its Convening Notice dated May 4, 2020 available on the Company’s website, investor.trinseo.com. A copy of the Convening Notice is set forth below.

The Proxy Statement, proxy card and the Notice Regarding the Availability of Proxy Materials (the “Annual Meeting Materials”) contain necessary information about the matters on which shareholders are being asked to vote and instructions for casting their votes. The Annual Meeting Materials will not be updated to reflect the change in time and location and can continue to be used by shareholders to vote their shares in connection with the Annual Meeting. The Proxy Statement, Convening Notice, this Notice of Change of Location and the Company’s 2019 Annual Report are available on the Investor section of the Company’s website at investor.trinseo.com.

By order of the Board of Directors,

Angelo Chaclas

Senior Vice President, Chief Legal Officer and Corporate Secretary

Trinseo S.A.

Société anonyme

Registered office:

26-28, rue Edward Steichen

L-2540 Luxembourg

Grand Duchy of Luxembourg

R.C.S. Luxembourg:  B 153.549

(the Company)

CONVENING NOTICE

Shareholders are cordially invited to attend an

ANNUAL GENERAL MEETING

of the shareholders of the Company to be held on Tuesday, June 9, 2020, at 9:00 a.m. local time via teleconference, without a physical meeting, in accordance with the Grand Ducal Regulation of Luxembourg dated March 20, 2020 (the Annual Meeting). We are holding this meeting to solicit your approval of the following:

First, for the purpose of approving ordinary resolutions in order:

1.    To elect nine (9) Class II directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2021 annual general meeting;

2.    To approve, on an advisory basis, the compensation paid by the Company to its named executive officers;

3.    To approve the Company’s annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2019 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2019;

4.    To approve the allocation of the results of the year ended December 31, 2019;

5.    To approve the granting and discharge of the Company’s directors and auditor for the performance of their respective duties during the year ended December 31, 2019;

6.    To ratify the appointment of PricewaterhouseCoopers Société cooperative to be the Company’s independent auditor for all statutory accounts required by Luxembourg law for the year ending December 31, 2020;

7.    To ratify the appointment of PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the year ending December 31, 2020;

8.    To approve, as required by Luxembourg law, an annual dividend in the amount of all interim dividends declared since the Company’s last annual general meeting of shareholders;

9.    To approve a new share repurchase authorization to repurchase the Company’s shares; and

10.  To approve an amendment to the Company’s Omnibus Incentive Plan.

Second, for the purpose of approving or authorizing any other business properly brought before the Annual General Meeting of Shareholders.

Shareholders of record at the close of business on April 20, 2020 (the Record Date) are entitled to notice of, and entitled to vote at, the Annual Meeting and any adjournments or postponements thereof. All shareholders must register to attend the Annual Meeting via teleconference. Shareholders may register by going to the Company’s voting website, www.proxyvote.com, entering their 16-digit control number found on their proxy card or in their Annual Meeting materials, and click on the box labeled “Attend the Annual Meeting.” Shareholders who register to attend the Annual Meeting will be given dial-in information for the Annual Meeting at such time, and when dialing into the Annual Meeting will be asked to confirm their name and control number prior to admission into the teleconference. Shareholders will be provided the opportunity to ask questions pertaining to Annual Meeting agenda items set forth above.

We will again be using the “Notice and Access” method of providing proxy materials to shareholders via the Internet. We believe that this process provides shareholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to most of our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and Annual Report and vote electronically via the Internet. This notice will also contain instructions on how to receive a paper copy of the proxy materials. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.

If you are a shareholder of record, you may vote your shares during the Annual Meeting. Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date for the Annual Meeting, who wish to vote their shares by proxy during the Annual Meeting must register in advance. To register, beneficial holders must first obtain a legal proxy, executed in their favor, from their broker, bank or other nominee. Proof of such legal proxy (e.g., a forwarded email from the beneficial holder’s broker, bank or other nominee with the legal proxy attached, or an image of the legal proxy attached to the email) must be sent via email to F20AGM@trinseo.com and labeled “Legal Proxy” in the subject line. Requests to vote at the Annual Meeting must be received no later than 6:00p.m. CEST, on Monday, June 1, 2020. Beneficial holders will receive a confirmation of registration by email and may vote at the Annual Meeting.

We strongly encourage shareholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the Annual Meeting Materials. Shareholders who have already submitted proxies or voting instructions do not need to take any action unless such shareholder wishes to change or revoke their vote.

If you do not wish to vote in person or will not be attending the Annual Meeting via teleconference, you may vote by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received from the shareholder of record of your shares. If you received a printed copy of the proxy materials, you should have received a proxy card and voting instructions from the shareholder of record of your shares.

If you are a shareholder of record and submit a signed proxy card for the Meeting but do not fill out the voting instructions, the persons named as proxy holders will vote the shares represented by your proxy “FOR” the various items of the agenda mentioned above.

Brokers are not permitted to vote your shares on any matter other than Proposal 7 (Ratification of the Appointment of the Independent Registered Public Accounting Firm). If your shares are held in the name of a broker or nominee and you do not instruct the broker or nominee how to vote with respect to the election of directors or if you abstain or withhold authority to vote on any matter, your shares will not be counted as having been voted on those matters, but will be counted as in attendance at the Meeting for purposes of a quorum.

If you do not vote your shares, you will not have a say on the important proposals to be voted upon at the Meeting.

By Order of the board of directors

/s/ Frank A. Bozich

By:  Frank A. Bozich

Title:  Director